A Randomized, Double-Blind, Placebo-Controlled Induction
Trial of an Oral S1P Receptor Modulator Ozanimod
(RPC1063) in Moderate to Severe Ulcerative Colitis:
Results of the TOUCHSTONE Study
William Sandborn, MD
21 February 2015
Barcelona, Spain
W. Sandborn¹, B. Feagan², D. Wolf³, G. D'Haens
4
, S. Vermeire
5
, S. Hanauer
6
,
S. Ghosh
7
, H. Smith
8
, M. Cravets
8
, P. Frohna
8
, S. Gujrathi
8
, A. Olson
8
1
University of California San Diego, Division of Gastroenterology, La Jolla, United States
2
University of Western Ontario, Department of Gastroenterology, London, Canada
3
Atlanta Gastroenterology Associates, Emory Saint Joseph's, Atlanta, United States
4
Academic Medical Centre, Inflammatory Bowel Disease Centre, Amsterdam, Netherlands
5
University Hospital Leuven, Department of Gastroenterology, Leuven, Belgium
6
Northwestern University Feinberg School of Medicine, Digestive Health Center, Chicago, United States
7
University of Calgary, Department of Gastroenterology, Alberta, Canada
8
Receptos, Inc., Clinical Development, San Diego, United States
Exhibit 99.1

Conflict of Interest Statements
• W Sandborn- Financial support for research: Receptos, Jansen, Abbvie, Prometheus
Laboratories, Pfizer, Amgen, Genentech, Takeda. Consultancy: Receptos, Jansen, Abbvie, UCB
Pharma, Shire, Salix, Actavis, Prometheus Laboratories, Pfizer, Amgen, Genentech, Takeda
• B Feagan- Consultancy: AbbVie, Actogenix, Albireo, Amgen, AstraZeneca, Avaxia Biologics,
Baxter, Biogen Idec, Boehringer-Ingelheim, BMS, Calypso, Celgene, Elan, EnGene, Ferring
Pharma, Roche/Genentech, GiCare, Gilead, Given Imaging, GSK, Ironwood, Janssen, JnJ,
Lexicon, Lilly, Merck, Millennium, Nektar, Novonordisk, Pfizer, Prometheus, Protagonist,
Receptos, Sanofi, UCB. Directorship: Robarts Clinical Trials
• D Wolf- Financial support for research: AbbVie, Amgen, Elan, Given Imaging, Genentech,
Janssen, Millennium, Pfizer, Prometheus, Receptos, UCB. Lecture fees: AbbVie, Janssen,
Prometheus, Santarus, Salix, Takeda, UCB. Consultancy: AbbVie, Genentech, Given Imaging,
Janssen, Prometheus, Salix, Takeda, UCB
• G D’Haens- Consultancy: Abbvie, Ablynx, Actogenix, Amgen, AM Pharma, AstraZeneca,
Boerhinger Ingelheim, Cosmo, Elan, Ferring, DrFALK Pharma, Celgene, Celltrion, Janssen,
Engene, Galapagos, Giuliani, GivenImaging, GSK, Hospira, Takeda, Mitsubishi Pharma, MSD,
Mundipharma, Novonordisk, Norgine, Otsuka, Pfizer, Photopill, PDL, Prometheus, Receptos,
Robarts, Salix, Sandoz, Setpoint, Shire, TEVA, Tigenix, Tillotts, UCB, Versant, Vifor
• S Vermeire- Financial support for research: Abbvie, MSD, Centocor. Consultancy: Abbvie, MSD,
Takeda, Pfizer, Genentech/Roche,Ferring, Mundipharma, Receptos
• S Hanauer- Consultancy: Receptos, AbbVie, Janssen, UCB, Shire, Actavis, Salix, BMS, Merck,
Pfizer, Boehringer-Ingelheim, Sanofi-Aventis, Ferring, Celgene, Caremark
• S Ghosh- Financial support for research: Abbvie. Lecture fees: Abbvie, MSD. Consultancy:
Pfizer, Novo Nordisk BMS , Janssen, Abbvie, Receptos
• H Smith, M Cravets, P Frohna, S Gujrathi, and A Olson are full-time employees of Receptos

Blood
T cell
Lymph node
S1P
HEV
Chemokine
Efferent lymphatic vessel
S1P
Antigen-bearing DC
Lymph
Tissues

• S1P
1R
signaling on CCR7+
lymphocytes (central
memory T cells) facilitate
their exit from lymph nodes
along an S1P gradient
• Ozanimod induces S1P
1R
internalization so
lymphocytes do not respond
to S1P and are retained in
the lymph node
• Protective immunity is
generally preserved since
CCR7- lymphocytes (effector
memory T cells) do not
circulate through the lymph
nodes
S1P
1R
Modulation Results in Sequestration
of Select Lymphocyte Subsets

S1P
1R
Modulators
• Fingolimod is the first S1P receptor modulator (S1P
1,3,4,5R
) and oral
agent approved in 2010 for the treatment of Relapsing Multiple
Sclerosis (RMS)
• Well established efficacy and safety profile
• Over 100,000 patients have been treated with Fingolimod
• No increase in serious infections, opportunistic infections, TB,
PML or malignancies over time
• Warnings and Precautions include first dose cardiac effects (HR reduction and cardiac conduction abnormalities), LFT elevations, and macular edema
• Ozanimod (RPC1063) is a next generation oral S1P receptor
modulator
• Increased selectivity for the S1P
1R
and S1P
5R
• Improved pharmaceutic properties that allow for enhanced tissue penetration and faster clearance
• Demonstrated efficacy in a Phase 2 trial in RMS patients
• Clinical trial experience to date has demonstrated an improved cardiovascular profile, reduced LFT elevations, no macular edema and rapid lymphocyte recovery

Patient Population: Key Inclusion/Exclusion
Criteria
• Inclusion:
• Adults with moderate to severe UC defined by a Mayo score of 6-
12 inclusive with endoscopic subscore 2 by central read
• Receiving treatment with oral aminosalicylates and/or prednisone
• Patients were allowed to receive MTX, 6-MP or AZA until the day of dosing with Ozanimod
• Exclusion:
• Treatment with biologics within 5 half-lives
• History of clinically relevant cardiovascular disease
• Resting heart rate 55 bpm

Study Design
Induction Period Maintenance Period
Randomization
Placebo (N=65)
Ozanimod 0.5 mg (N=65)
Ozanimod 1 mg (N=67)
Mayo Responders
Open-Label
Primary
Endpoint:
Induction
Disease
Relapse
Week 32
Maintenance
Endpoint
1 Week Dose
Titration
8 Weeks
Treatment
24 Weeks
Treatment
•
Conducted at 57 sites in 13 countries
•
Induction period completion rate: 95%

Study Endpoints and Methods
• Primary Efficacy Endpoint
• Proportion of patients in clinical remission at Week 8,
defined as a Mayo score 2 points with no subscore > 1
point
• Key Secondary Efficacy Endpoints
• Proportion of patients with clinical response at Week 8
• Change from Baseline in Mayo score at Week 8
• Proportion of patients with mucosal improvement/mucosal
healing (endoscopic subscore 1)
• Methods
• All endoscopies were read centrally by a blinded evaluator for both eligibility confirmation and endpoint scoring
• Subjects with different central and local endoscopic sub-
scores had an additional central read and adjudication

Patient Demographics and UC Disease History
Placebo
(N=65)
Ozanimod 0.5 mg
(N=65)
Ozanimod 1 mg
(N=67)
Demographics
Male – n (%) 35 (53.8) 32 (49.2) 48 (71.6)
Age (years) – mean (SD)
41.9 (12.3) 38.8 (12.1) 41.8 (11.0)
UC Disease History
Years since UC diagnosis – mean (SD) 6.1 (5.5) 5.9 (5.4) 6.7 (6.8)
Mayo Score by central read – mean (SD)
8.6 (1.5) 8.3 (1.5) 8.5 (1.6)
Prior anti-TNF medication – n (%) 10 (15.4) 12 (18.5) 15 (22.4)
Prior use of AZA/6-MP/MTX – n (%) 17 (26.2) 24 (36.9) 22 (32.8)
Baseline use of corticosteroids – n (%) 23 (35.4) 22 (33.8) 26 (38.8)

1° Endpoint: Proportion of Patients in Remission at
Week 8 (Adjudicated Central Read)
p = 0.1422 p = 0.0482
6.2%
13.8%
16.4%
0%
5%
10%
15%
20%
Treatment Group
Placebo (N=65) Ozanimod 0.5 mg (N=65) Ozanimod 1 mg (N=67)

p = 0.0698 p = 0.0114 p = 0.1422 p = 0.0482
Comparison of 1° Endpoint: Original Central Read vs.
Adjudicated Central Read
4.6%
6.2%
13.8% 13.8%
17.9%
16.4%
0%
5%
10%
15%
20%
Original Central Read Adjudicated Central Read
Placebo (N=65) Ozanimod 0.5 mg (N=65) Ozanimod 1 mg (N=67)

2° Endpoint: Proportion of Patients in Clinical Response
at Week 8 (Adjudicated Central Read)
p = 0.0648
p = 0.0140
36.9%
53.8%
58.2%
0%
10%
20%
30%
40%
50%
60%
70%
Treatment Group
Placebo (N=65) Ozanimod 0.5 mg (N=65) Ozanimod 1 mg (N=67)

≤

Proportion of Patients With Mucosal Improvement

2° Endpoint: Proportion of Patients With Mucosal
Improvement/Mucosal Healing (Endoscopy score of
1 at Week 8, Adjudicated Central Read)
p = 0.0348 p = 0.0023
12.3%
27.7%
34.3%
0%
10%
20%
30%
40%
Treatment Group
Placebo (N=65) Ozanimod 0.5 mg (N=65) Ozanimod 1 mg (N=67)

Safety: Treatment Emergent Adverse Events
Number of Subjects Placebo
(N=65)
Ozanimod 0.5 mg
(N=65)
Ozanimod 1 mg
(N=67)
1 TEAE 22 (33.8) 23 (35.4) 19 (28.4)
Most Common TEAEs Placebo Ozanimod 0.5 mg Ozanimod 1 mg
Anemia / Decreased HgB 4 (6.2) 4 (4.6) 0
Worsening of UC
3 (4.6) 2 (3.1) 1 (1.5)
Serious TEAEs
Placebo Ozanimod 0.5 mg Ozanimod 1 mg
Number of Subjects with 1 Serious TEAE 4 (6.2) 1 (1.5) 1 (1.5)
Colitis ulcerative
2 (3.1) 0 1 (1.5)
Hyperpyrexia 0 1 (1.5) 0
Iron deficiency anemia
1 (1.5) 0 0
Jaundice (due to cholestasis)
1 (1.5) 0 0

No notable cardiac, ophthalmologic, or infectious TEAEs observed
24-hr Holter Monitoring Findings
Placebo
(n=65)
Ozanimod 0.25 mg
(n=132)
Subjects with 2 Degree AVB
0 0
Subjects with Sinus Pause 0 0
Safety: Holter Monitoring and Transaminase
Elevations
ALT elevation > 3xULN
Placebo
(n=65)
Ozanimod 0.5 mg
(n=65)
Ozanimod 1 mg
(n=67)
ALT elevation 0 2 (3.1) 1 (1.6)
ALT elevations were asymptomatic, transient, not associated with elevations in bilirubin and improved while receiving Ozanimod
nd

Conclusions
• Ozanimod 1 mg induced clinical remission at Week 8 (1
°
EP)
• All 3 secondary endpoints were met for Ozanimod 1 mg at Week 8
• Proportion of patients with a clinical response
• Change from baseline in Mayo score
• Proportion of patients with mucosal improvement
• A dose response relationship was observed for all primary and key secondary efficacy endpoints
• Ozanimod was well tolerated with a favorable benefit-risk profile